SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): FEBRUARY 27, 2006
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                     COMMISSION FILE NUMBER 000-51158
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                                TRUEYOU.COM, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


                                   13-4024017
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                        (IRS Employer Identification No.)

       Building No. 501, Fifth Floor, 7 Corporate Park, Norwalk, CT 06851

                    (Address of principal executive offices)

        Registrant's telephone number including area code: (203) 295-2121

                                 Not applicable

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         On February 27, 2006, Susan Riley resigned from her position as the Chief Financial Officer of TrueYou.Com, Inc. (the "Registrant"), such resignation to be effective as of March 1, 2006. John Higgins, the Registrant's President and a member of its Board of Directors will serve as the interim Chief Financial Officer of the Registrant.


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                                   SIGNATURES

         Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 27, 2006

                                          TRUEYOU.COM, INC.


                                          By: /s/ John Higgins
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                                              Name:  John Higgins
                                              Title: President